                                                                   Exhibit 10.12


                        TRAVELERS PROPERTY CASUALTY CORP.
                            2002 STOCK INCENTIVE PLAN
                            (EFFECTIVE MARCH , 2002)

1.    PURPOSE

      The purposes of the Travelers Property Casualty 2002 Stock Incentive Plan (the "Plan") are to (i) attract and retain employees by providing compensation opportunities that are competitive with other companies; (ii) provide incentives to those employees who contribute significantly to the long-term performance and growth of the Company and its Subsidiaries; and (iii) align employees' long-term financial interests with those of the Company's stockholders.

2.    EFFECTIVE DATE

      The Plan will become effective upon adoption by the Board, subject to approval by the stockholders of the Company.

3.    DEFINITIONS

       "AWARD" shall mean an Option, SAR or other form of Stock Award granted under the Plan.

      "AWARD AGREEMENT" shall mean the document evidencing an Award granted under the Plan.

      "BOARD" shall mean the Board of Directors of the Company.

      "CHANGE OF CONTROL" shall have the meaning set forth in Section 13.

      "COMMON STOCK" shall mean any class of common stock of the Company, par value $.01 per share; or as the context may indicate, Class A common stock of the Company, par value $.01 per share or Class B common stock of the Company, par value $.01 per share.

      "COVERED EMPLOYEE" shall mean "covered employee" as such term is defined in Section 162(m) of the Code.

      "CODE" shall mean the Internal Revenue Code of 1986, as amended, including any rules and regulations promulgated thereunder.

      "COMPANY" shall mean Travelers Property Casualty Corp., a Connecticut corporation.

      "COMMITTEE" shall mean the Personnel, Compensation and Directors Committee of the Board, or such other committee or subcommittee duly established by the Board, the members of which shall satisfy the requirements of Rule 16b-3 under the 1934 Act and who also qualify, and shall remain qualified as "outside directors" as defined in Section 162(m) of the Code; provided however, that prior to the initial public offering of the Company's Class A

      Shares, as contemplated by the Company's registration statement on Form S-1 filed with the Securities and Exchange Commission, the term "Committee" shall mean the Personnel, Compensation and Directors Committee of the Board of Directors of Citigroup Inc.

      "DEFERRED STOCK" shall mean an Award payable in shares of Common Stock at the end of a specified deferral period that is subject to the terms, conditions and limitations described or referred to in Section 7(c)(iv).

      "EMPLOYEE" shall have the meaning set forth in General Instruction A to the Registration Statement on Form S-8 promulgated under the Securities Act of 1933, as amended, or any successor form or statute, as determined by the Committee.

      "FAIR MARKET VALUE" shall mean the fair market value of the Common Stock, as determined by the Committee.

      "ISO" shall mean an incentive stock option as defined in Section 422 of the Code.

      "OPTION" shall mean the right to purchase a specified number of shares of Common Stock at a stated exercise price for a specified period of time. The term "Option" as used in this Plan, shall include the terms "Reload Option" and "ISO".

      "PARTICIPANT" shall mean an Employee who has been granted an Award under the Plan.

      "RELOAD OPTION" shall have the meaning set forth in Section 7(a)(ii).

      "RESTRICTED STOCK" shall mean an Award of Common Stock that is subject to the terms, conditions, restrictions and limitations described or referred to in Section 7(c)(iii).

      "SAR" shall mean a stock appreciation right that is subject to the terms, conditions, restrictions and limitations described or referred to in
      Section 7(b).

      "SECTION 16(A) OFFICER" shall mean an Employee who is subject to the reporting requirements of Section 16(a) of the 1934 Act.

      "STOCK AWARD" shall have the meaning set forth in Section 7(c)(i).

      "STOCK UNIT" shall have the meaning set forth in Section 7(c)(v).

      "SUBSIDIARY" shall mean any entity that is directly or indirectly controlled by the Company or any entity, including an acquired entity, in which the Company has a significant equity interest, as determined by the Committee, in its discretion.

      "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

4.    THE COMMITTEE

      (a) COMMITTEE AUTHORITY. The Committee shall have full and exclusive power to administer and interpret the Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and the Awards as it may deem necessary in its discretion, from time to time. The Committee's authority shall include, but not be limited to, the authority to: (i) determine the type of Awards to be granted under the Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine the method or formula for establishing the Fair Market Value of the Common Stock for various purposes under the Plan; (iv) determine whether and under what circumstances such Fair Market Value may be discounted; and (v) establish all other terms, conditions, restrictions and limitations applicable to Awards and the shares of Common Stock issued pursuant to Awards, including, but not limited to those relating to a Participant's retirement, death, disability, leave of absence or termination of employment. The Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Stock issued pursuant to Awards and make any and all other interpretations and determinations which it deems necessary with respect to the administration of the Plan, subject to the limitations contained in Section 4(d) with respect to all Participants and subject to the provisions of Section 162(m) of the Code with respect to Covered Employees. The Committee's right to make any decision, interpretation or determination under the Plan shall be in its sole and absolute discretion.

      (b) ADMINISTRATION OF THE PLAN. The administration of the Plan shall be managed by the Committee. The Committee shall have the power to prescribe and modify, as necessary, the form of Award Agreement, to correct any defect, supply any omission or clarify any inconsistency in the Plan and/or in any Award Agreement and to take such actions and make such administrative determinations that the Committee deems appropriate in its discretion. Any decision of the Committee in the administration of the Plan, as described herein, shall be final, binding and conclusive on all parties concerned, including the Company, its stockholders and Subsidiaries and all Participants.

      (c) DELEGATION OF AUTHORITY. The Committee may at any time delegate to one or more officers or directors of the Company some or all of its authority over the administration of the Plan, with respect to persons who are not Section 16(a) Officers or Covered Employees.

      (d) PROHIBITION AGAINST REPRICING. In no event shall the Committee have the right to amend an outstanding Award for the sole purpose of reducing the exercise price thereunder.

      (e) INDEMNIFICATION. No member of the Committee shall be personally liable for any action or determination made with respect to the Plan, except for his or her own willful misconduct or as expressly provided by statute. The members of the Committee shall be entitled to indemnification and reimbursement. In the performance of its functions under the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, accountants, counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

5.    PARTICIPATION

      (a) ELIGIBLE EMPLOYEES. The Committee shall determine which Employees shall be eligible to receive Awards under the Plan.

      (b) PARTICIPATION BY SUBSIDIARIES. Employees of Subsidiaries may participate in the Plan upon approval of the Awards by the Committee. A Subsidiary's participation in the Plan may be terminated at any time by the Committee. If a Subsidiary's participation in the Plan shall terminate, such termination shall not relieve it of any obligations theretofore incurred by it under the Plan, except with the approval of the Committee.

       (c) PARTICIPATION OUTSIDE OF THE UNITED STATES. The Committee or its designee shall have the authority to amend the Plan and/or the terms and conditions relating to an Award to the extent necessary to permit participation in the Plan by Employees who are located outside of the United States on terms and conditions comparable to those afforded to Employees located within the United States, provided that any such action taken with respect to a Covered Employee shall be taken in compliance with Section 162(m) of the Code.

      (d) CANCELLATION AND MODIFICATION OF AWARDS. In the event of a change in a Participant's duties and responsibilities, or a transfer of the Participant to a different position, the Committee may cancel or modify any Award granted to such Participant or adjust the number of shares of Common Stock subject thereto commensurate with the transfer or change in responsibility, as determined by the Committee, in its discretion, provided that no such action shall violate the provisions of Section 4(d), and further provided that any such action taken with respect to a Covered Employee shall be taken in compliance with Section 162(m) of the Code.

6.    AVAILABLE SHARES OF COMMON STOCK

      (a) SHARES SUBJECT TO THE PLAN. Shares of Common Stock issued pursuant to Awards granted under the Plan will be shares that have been authorized but unissued, which would include shares that have been previously issued and reacquired by the Company. Reacquired shares may consist of shares purchased in open market transactions. Subject to the following provisions of this Section 6, the aggregate number of shares of Common Stock that may be issued to Participants pursuant to Awards granted under the Plan shall not exceed One Hundred Sixty million (160,000,000) shares of Common Stock, which amount includes Stock Options and Restricted Stock issued to Employees in substitution of stock options and restricted stock held by such Employees with respect to shares of common stock of Citigroup, Inc.


      (b) FORFEITED AWARDS. Awards or portions of Awards made under the Plan which are forfeited, expire or are canceled or settled without issuance of shares of Common Stock shall not count towards the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 6(a).

      (c) SHARES USED TO PAY EXERCISE PRICE AND TAXES.. If a Participant pays the exercise price of an Option by surrendering previously owned shares of Common Stock, as may be permitted by the Committee and/or arranges to have the appropriate number of shares of Common Stock otherwise issuable upon exercise withheld or sold to cover the withholding tax liability associated with the Option exercise, the surrendered shares of Common Stock and shares of Common Stock used to pay taxes shall not count towards the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 6(a).

      (d) OTHER ITEMS NOT INCLUDED IN ALLOCATION. The maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 6(a) shall not be affected by (i) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards; (ii) the granting or payment of stock-denominated Awards which by their terms may be settled only in cash; or
(iii) Awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who have become Employees as a result of a merger, consolidation, or acquisition or other corporate transaction involving the Company or a Subsidiary.

      (e)   OTHER LIMITATIONS ON SHARES WHICH MAY BE GRANTED UNDER THE PLAN.

            (i) The aggregate number of shares of Common Stock that may be granted to any single individual during the term of the Plan in the form of Options (including Reload Options and ISOs) and/or SARs shall not exceed twenty million ( 20,000,000).

            (ii) The aggregate number of shares of Common Stock that may be granted in the form of ISOs shall not exceed fifty million (50,000,000).

            (iii) Prior to the distribution of Class B shares of Common Stock to the stockholders of Citigroup, Inc., the Committee shall not grant Awards in Class B shares of Common Stock.

      (f) ADJUSTMENTS. In the event of any stock dividend, stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any other similar event affecting the Common Stock, the Committee may make such adjustments as it may deem appropriate, in its discretion, to: (i) the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 6(a);
(ii) to the extent permitted under Section 162(m) of the Code, the maximum number of shares of Common Stock that may be granted pursuant to Section 6(e)(i); (iii) to the extent permitted under Section 422 of the Code, the maximum number of shares of Common Stock that may be granted pursuant to Section 6(e)(ii); (iv) the number or kind of shares subject to an Award; (v) subject to the limitation contained in Section 4(d), the Exercise Price applicable to an Award; (vi) any measure of performance that relates to an Award in order to reflect such change in the Common Stock and/or (vii) any other affected terms of any Award.

7.    AWARDS UNDER THE PLAN

      Awards under the Plan may be granted as Options, SARs or Stock Awards, as described below. Awards may be granted singly, in combination or in tandem as determined by the Committee, in its discretion.

      (a) OPTIONS. Options granted under the Plan may be non-qualified stock options, ISOs or any other type of stock option permitted under the Code, as evidenced by the related Award Agreements.

            (i) ISOS. The terms and conditions of any ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Committee, from time to time. At the discretion of the Committee, ISOs may be granted to any Employee of the Company and its subsidiaries, as such term is defined in Section 424(f) of the Code. No ISO may be granted to any Participant who at the time of such grant, owns more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless
(i) the Option Price for such ISO is at least 110% of the Fair Market Value of a share of Common Stock on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options, unless the applicable Award Agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to nonqualified stock options.

            (ii) RELOAD OPTIONS. If a Participant tenders shares of Common Stock to pay the exercise price of an Option, and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld or sold to pay the applicable withholding taxes, the Participant may receive, at the discretion of the Committee, a new "Reload Option" equal to the sum of the number of shares tendered to pay the exercise price and the number of shares used to pay the withholding taxes. Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee, from time to time. Reload Options may also be granted in connection with the exercise of options granted under any other plan of the Company which may be designated by the Committee, from time to time.

            (iii) EXERCISE PRICE. The Committee shall determine the exercise price per share for each Option, which shall not be less than 100% of the Fair Market Value at the time of grant; provided however, such limitation shall not apply to Options that are issued to Employees in conjunction with the distribution of shares of Common Stock to stockholders of Citigroup and in substitution of stock options held by such Employees with respect to shares of common stock of Citigroup, Inc.

            (iv) EXERCISE OF OPTIONS. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee, and upon payment in full of the Exercise Price and applicable taxes due, the Participant shall be entitled to exercise the Option and receive the number of shares of Common Stock issuable in connection with the Option exercise. The shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. The exercise price of an Option and applicable withholding taxes relating to an Option exercise may be paid by methods permitted by the Committee from time to time including: (1) a cash payment in US dollars; (2) tendering (either actually or by attestation) shares of Common Stock owned by the Participant for at least six (6) months (or such other period as established from time to time by the Committee), valued at the Fair Market Value at the time of exercise; (3) arranging to have the appropriate number of shares of Common Stock issuable upon the exercise of an Option withheld or sold; or (4) any combination of the above.

      (b) STOCK APPRECIATION RIGHTS. A stock appreciation right ("SAR") represents the right to receive a payment in cash, whole shares of Common Stock, or a combination thereof, in an amount equal to the excess of the Fair Market Value of a specified number of shares of Common Stock at the time the SAR is exercised over an amount which shall be no less than the Fair Market Value of the same number of shares at the time the SAR was granted, except that if a SAR is granted retroactively in substitution for an Option, the Fair Market Value established by the Committee may be the Fair Market Value at the time such Option was granted. Any such substitution of a SAR for an Option granted to a Covered Employee may only be made in compliance with the provisions of Section 162(m) of the Code.

      (c)   STOCK AWARDS.

            (i) FORM OF AWARDS. The Committee may grant Awards ("Stock Awards") which are payable in shares of Common Stock or denominated in units equivalent in value to shares of Common Stock or are otherwise based on or related to shares of Common Stock, including, but not limited to Awards of Restricted Stock, Deferred Stock and Stock Units, subject to such terms, conditions, restrictions and limitations as the Committee may determine to be applicable to such Awards, in its discretion, from time to time. In order to reflect the impact of the conditions, restrictions or limitations applicable to a Stock Award, as well as the possibility of forfeiture or cancellation, the Fair Market Value may be discounted at a rate determined by the Committee, from time to time, for purposes of determining the number of shares of Common Stock allocable to a Stock Award.

            (ii) STOCK PAYMENT. Shares of Common Stock may be used as payment for compensation which otherwise would have been delivered in cash (including, without limitation, any compensation that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code), and unless otherwise determined by the Committee, no minimum vesting period will apply to such shares. Any shares of Common Stock used for such payment will be valued at the Fair Market Value of such shares at the time of payment and shall be subject to such terms, conditions, restrictions and limitations as shall be determined by the Committee at the time of payment.

            (iii) RESTRICTED STOCK. Awards of Restricted Stock shall be subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Committee, in its discretion, from time to TIME. The number of shares of Restricted Stock allocable to an Award under the Plan shall be determined by the Committee, pursuant to a formula approved by the

Committee from time to time. In order to reflect the impact of the restrictions on the value of the Restricted Stock, as well as the possibility of forfeiture of the Restricted Stock, the Fair Market Value may be discounted at a rate to be determined by the Committee, for purposes of determining the number of shares allocable to an Award of Restricted Stock. Unless the Committee determines otherwise, Awards of Restricted Stock will carry a minimum vesting period of one
(1) year.

            (iv) DEFERRED STOCK. Awards of Deferred Stock shall be subject to the conditions, limitations, and cancellation provisions determined by the Committee, in its discretion, from time to time. A Participant who receives an Award of Deferred Stock shall be entitled to receive the number of shares of Common Stock allocable to his or her Award, as determined by the Committee, pursuant to a formula approved by the Committee from time to time, at the end of a specified deferral period determined by the Committee. In order to reflect the impact of the deferral conditions on the value of an Award of Deferred Stock, as well as the possibility of cancellation of the Deferred Stock Award, the Fair Market Value may be discounted at a rate to be determined by the Committee, for purposes of determining the number of shares allocable to an Award of Deferred Stock. Awards of Deferred Stock represent only an unfunded, unsecured promise to deliver shares in the future and do not give Participants any greater rights than those of an unsecured general creditor of the Company.

            (v) STOCK UNITS. A Stock Unit is an Award denominated in shares of Common Stock, pursuant to a formula determined by the Committee, which may be settled either in shares of Common Stock or in cash, in the discretion of the Committee, subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time.

8.    FORFEITURE PROVISIONS FOLLOWING A TERMINATION OF EMPLOYMENT

      In any instance where the rights of a Participant with respect to an Award extend past the date of termination of a Participant's employment, all of such rights shall terminate and be forfeited, if, in the determination of the Committee, the Participant, at any time subsequent to his or her termination of employment engages, directly or indirectly, either personally or as an employee, agent, partner, stockholder, officer or director of, or consultant to, any entity or person engaged in any business in which the Company or its affiliates is engaged, in conduct that breaches his or her duty of loyalty to the Company or a Subsidiary or that is in material competition with the Company or a Subsidiary or is materially injurious to the Company or a Subsidiary, monetarily or otherwise, which conduct shall include, but not be limited to: (i) disclosing or misusing any confidential information pertaining to the Company or a Subsidiary; (ii) any attempt, directly or indirectly to induce any Employee, agent, insurance agent, insurance broker or broker-dealer of the Company or any Subsidiary to be employed or perform services elsewhere; (iii) any attempt by a Participant directly or indirectly to solicit the trade of any customer or supplier or prospective customer or supplier of the Company or any Subsidiary, or (iv) disparaging the Company, any Subsidiary or any of their respective officers or directors. The determination of whether any conduct, action or failure to act falls within the scope of activities contemplated by this Section shall be made by the Committee, in its discretion. For purposes of this paragraph, a Participant shall not be in violation of this Section 8 solely as a result of the Participant's record and beneficial ownership of not more than one percent (1%) of the outstanding capital stock of any company subject to the periodic and other reporting requirements of the Securities Exchange Act of 1934, as amended.

9.    DIVIDENDS AND DIVIDEND EQUIVALENTS

      The Committee may provide that Stock Awards shall earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to an account maintained on the books of the Company. Any payment or crediting of dividends or dividend equivalents will be subject to such terms, conditions, restrictions and limitations as the Committee may establish, from time to time, including reinvestment in additional shares of Common Stock or common share equivalents. Unless the Committee determines otherwise, Section 16(a) Officers may not participate in dividend reinvestment programs established under the Plan. The Committee shall determine the Participants' rights under the Plan with respect to extraordinary dividends or distributions on the shares of Common Stock.

10.   VOTING

      The Committee shall determine whether a Participant shall have the right to direct the vote of shares of Common Stock allocated to a Stock Award. If the Committee determines that an Award shall carry voting rights, the shares allocated to such Award shall be voted by the Company's Senior Human Resources Officer, or such other person as the Committee may designate in accordance with instructions received from the Participant (unless to do so would constitute a violation of fiduciary duties). Shares as to which no instructions are received shall be voted by the Committee or its designee proportionately in accordance with instructions received from Participants in the Plan (unless to do so would constitute a violation of fiduciary duties).

11.   PAYMENTS AND DEFERRALS

      Payment of Awards may be in the form of cash, shares of Common Stock, other Awards, or combinations thereof as the Committee shall determine, subject to such terms, conditions, restrictions and limitations as it may impose. The Committee may postpone the exercise of Options or SARs, and may require or permit Participants to elect to defer the receipt or issuance of shares of Common Stock pursuant to Awards or the settlement of Awards in cash under such rules and procedures as it may establish, in its discretion, from time to time. It also may provide for deferred settlements of Awards including the payment or crediting of earnings on deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in common share equivalents. In addition, the Committee may stipulate in an Award Agreement, either at the time of grant or by subsequent amendment, that a payment or portion of a payment of an Award be delayed in the event that Section 162(m) of the Code (or any successor or similar provision of the Code) would disallow a tax deduction by the Company for all or a portion of such payment. The period of any such delay in payment shall be until the payment, or portion thereof, is tax deductible, or such earlier date as the Committee shall determine in its discretion.

12.   TRANSFERABILITY

      Unless otherwise determined by the Committee, Awards granted under the Plan, and during any period of restriction on transferability, shares of Common Stock issued in connection with the exercise of an Option, may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred, other than by will or the laws of descent and distribution. The Committee may permit (on such terms, conditions and limitations as it shall establish) non-qualified Options (including non-qualified Reload Options) and/or shares issued in connection with an Option exercise which are subject to restrictions on transferability, to be transferred one time to a member of a Participant's immediate family or to a trust or similar vehicle for the benefit of a Participant's immediate family members. Except to the extent required by law, no Award or interest of any Participant in the Plan shall be subject to any lien, levy, attachment, pledge, obligation, liability or bankruptcy of a Participant. During the lifetime of a Participant, all rights with respect to Awards shall be exercisable only by such Participant or, if applicable, a permitted transferee. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributes of the Participant.

13.   CHANGE OF CONTROL

      (a) The Committee may, in its discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change of Control:

            (i) provide for the acceleration of any time periods relating to the exercise or realization of such Awards so that such Awards may be exercised or realized in full on or before a date fixed by the Committee;

            (ii) provide for the purchase of such Awards, upon the Participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise or realization of such rights had such Awards been currently exercisable or payable;

            (iii) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or

            (iv) cause the Awards then outstanding to be assumed, or new rights substituted therefore, by the surviving corporation in such Change of Control.

      The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

      (b)   A "Change of Control" shall be deemed to occur if and when:

            (i) any person, including a "person" as such term is used in Section 14(d)(2) of the 1934 Act (a "Person"), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; provided however, that for purposes of this subparagraph (i), "person" shall not include (A) Citigroup, Inc. with respect to securities of the Company that are owned, directly or indirectly, by Citigroup, Inc. as of the date the Plan is first adopted, (B) an employee benefit plan (or trust forming a part thereof) maintained by the Company, or (C) any company owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company;

            (ii) any plan or proposal for the liquidation of the Company is adopted by the stockholders of the Company;

            (iii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

            (iv) all or substantially all of the assets of the Company are sold, liquidated or distributed; or

            (v) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a "Transaction"), in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50 percent of the combined voting power of the Company or other corporation resulting from such Transaction.

      Any good faith determination by the Committee as to whether a Change of Control within the meaning of this Section has occurred shall be conclusive and binding on the Participants.

14.   AWARD AGREEMENTS

      Each Award under the Plan shall be evidenced by a document in writing setting forth the terms, conditions, restrictions and limitations applicable to the Award, including, but not limited to the provisions governing vesting, exercisability, payment, amendment, cancellation, forfeiture, and termination of employment and the Company's authority to amend or terminate the Plan and to amend, cancel, or rescind an Award, at any time. The Committee need not require the execution of such document by the Participant, in which case acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines and practices of the Company in effect from time to time.

15.   TAX WITHHOLDING

      The Company and its Subsidiaries shall have the right to require payment of, or may deduct from any payment made under the Plan, or may permit shares of Common Stock to be tendered or sold, including shares of Common Stock delivered or vested in connection with an Award, in an amount sufficient to cover withholding of any federal, state, local, foreign or other governmental taxes or charges required by law or such greater amount of withholding as the Committee shall determine from time to time and to take such other action as may be necessary to satisfy any such withholding obligations. The value of any shares of Common Stock allowed to be withheld or tendered for tax withholding may not exceed the amount allowed consistent with fixed plan accounting in accordance with generally accepted accounting principles. It shall be a condition to the obligation of the Company to issue shares of Common Stock upon the exercise of an Option or a SAR that the Participant pay to the Company, on demand, such amount as may be requested by the Company for the purpose of satisfying any tax withholding liability. If the amount is not paid, the Company may refuse to issue such shares.

16.   OTHER BENEFIT AND COMPENSATION PROGRAMS

      Unless otherwise determined by the Committee, Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits under any Company benefit plan or severance program. No Employee shall have any claim or right to be granted an Award under the Plan. There shall be no obligation of uniformity of treatment of Employees under the Plan and the terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated). Further, the Company and its Subsidiaries may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary. The adoption of the Plan shall not confer upon any Employee any right to continued employment in any particular position or at any particular rate of compensation, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of its Employees at any time or change the terms and conditions of such employment, free from any claim or liability under the Plan.

17.   UNFUNDED PLAN

      Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any Participant any right, title, or interest in any assets of the Company.

18.   EXPENSES OF THE PLAN

      The expenses of the administration of the Plan shall be borne by the Company and its Subsidiaries. The Company may require Subsidiaries to pay for the shares of Common Stock issued under the Plan.

19.   RIGHTS AS A STOCKHOLDER

      Unless the Committee determines otherwise, a Participant shall not have any rights as a stockholder with respect to shares of Common Stock covered by an Award until the date the Participant becomes the holder of record with respect to such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 9.

20.   FUTURE RIGHTS

      No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or a Subsidiary or to participate in any other compensation or benefit plan, program or arrangement of the Company or a Subsidiary.

21.   AMENDMENT AND TERMINATION

      The Plan may be amended, suspended or terminated at any time by the Committee, provided that no amendment shall be made without stockholder approval, if stockholder approval is required under then applicable law, including tax and/or accounting rules. No termination, suspension or amendment of the Plan shall adversely affect the right of any Participant with respect to any Award theretofore granted, as determined by the Committee, without such Participant's written consent. Notwithstanding the foregoing, the Committee may amend the Plan in such manner as it deems necessary in order to permit Awards to meet the requirements of the Code or other applicable laws. Unless terminated earlier by the Board, the Plan will terminate on March , 2012.

22.   SUCCESSORS AND ASSIGNS

      The Plan and any applicable Award Agreement entered into under the Plan shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

23.   GOVERNING LAW

      The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of Connecticut, without regard to the conflicts of laws provisions thereof.